UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 25, 2012

iGATE Corporation

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

000-21755	25-1802235
(Commission File Number)	(IRS Employer Identification No.)

6528 Kaiser Drive, Fremont, CA	94555
(Address of Principal Executive Offices)	(Zip Code)

(510) 896-3015

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On January 25, 2012, iGATE Corporation issued a press release announcing its financial results for the fourth quarter and the full fiscal year ended December 31, 2011. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein and in the accompanying exhibits shall not be deemed filed for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On January 25, 2012, Patni Computer Systems Limited, a majority-owned subsidiary of iGATE Corporation, filed a Form 6-K with the Securities and Exchange Commission disclosing its results for the fourth quarter and fiscal year ended December 31, 2011. The documents included in the Form 6-K are attached as Exhibit 99.2 hereto.

Item 9.01. Financial Statements and Exhibits

(d) The following exhibits are furnished with this Form 8-K:

99.1     Press release issued by iGATE Corporation on January 25, 2012.

99.2     Patni 6-K disclosures filed on January 25, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iGATE CORPORATION

By:	/s/ Sujit Sircar
Name:	Sujit Sircar
Title:	Chief Financial Officer

January 25, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by iGate Corporation on January 25, 2012.

99.2	Patni 6-K disclosures filed on January 25, 2012.